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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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☐ Definitive Proxy Statement
☐ Definitive Additional Materials
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Symbol Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

Motorola, Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by Motorola, Inc.
Pursuant to Rule 14a-12
of the Securities Exchange Act of 1934
Subject Company: Symbol Technologies, Inc.
Commission File No.: 1-9802
     The following is a slide presentation presented to analysts on September 19, 2006 in connection with Motorola’s proposed acquisition of Symbol Technologies, Inc.

Leadership in Enterprise Mobility Motorola, Inc. Conference Call September 19, 2006

Forward-Looking Statement This presentation includes expressions of our future expectations, goals, prospects or other information that might be considered forward-looking statements. While these forward-looking statements represent our current judgment of future events, they are subject to risks and uncertainties that could cause actual results to differ materially from those stated in the forward-looking statements. Important factors that may affect our forward-looking statements include those described in the joint press release announcing the agreement between Motorola and Symbol, and in Motorola's SEC reports, including but not limited to its most recent Form 10-K for the year ended December 31, 2005 and subsequently filed reports with the SEC. These filings are available for free on the SEC's website at www.sec.gov and on Motorola's website at www.Motorola.com. Motorola assumes no obligation to update or revise any forward- looking statement and such forward-looking statements speak only as of the date hereof.

Additional information and where to find it In connection with the proposed acquisition and required stockholder approval, Symbol will file with the SEC a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement will be mailed to the stockholders of Symbol. Symbol's stockholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the acquisition and Symbol. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, investors and security holders may also obtain free copies of the documents filed by Symbol with the SEC by going to Symbol's Investor Relations page on its corporate web site at www.Symbol.com Symbol and its officers and directors may be deemed to be participants in the solicitation of proxies from Symbol's stockholders with respect to the proposed acquisition. Information about Symbol's executive officers and directors and their ownership of Symbol common stock is set forth in the proxy statement for Symbol's 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 28, 2006. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Symbol and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the acquisition, which will be filed with the SEC. In addition, Motorola and its officers and directors may be deemed to have participated in the solicitation of proxies from Symbol's stockholders in favor of the approval of the proposed acquisition. Information concerning Motorola's directors and executive officers is set forth in Motorola's proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 10, 2006. This document is available free of charge at the SEC's web site at www.sec.gov or by going to Motorola's Investor Relations page on its corporate web site at www.Motorola.com

Ed Zander Motorola Chairman and CEO

Greg Brown Networks & Enterprise President

Discussion Outline Strategic context for Symbol acquisition A leading Enterprise Mobility Company products, channels, customers Transaction overview Q&A 1 2 3 4

Motorola - Networks & Enterprise A leader in: WiMAX Push-to-Talk...iDEN(r) CDMA GSM/UMTS A leader in: Interoperability Next-generation public safety Mission-critical systems A leader in: Mobile office Mobile computing Mobile networks

The Enterprise Mobility Company Enterprise Mobility Seamless Mobility Everything is going mobile... People & Objects Data Devices Applications

Mobile Office Mobile Computing Mobile Networks Growth of Enterprise Mobility Source: VDC, MOT, Gartner 2005 2010 $3.4B $7.8B $3.4B $14.3B $12.8B $5.6B $14.6 $32.7 35 30 25 20 15 10 5 0 WW Market Size ($B) Smart phones Single mode Dual mode Rugged handhelds Rugged laptops Scanning & imaging RFID Private radio Subscribers Systems WLAN Key Trends Wired to Wireless Fixed/Portable to Mobile Client/Server to Client/Networks Batch to Real-time

Discussion Outline Strategic context for Symbol acquisition A leading Enterprise Mobility Company products, channels, customers Transaction overview Q&A 1 2 3 4

Enterprise Mobility - Reference Architecture Canopy MESH WIFI Enterprise Mobility Mobile Office Mobile Computing Data Capture Radios IP Backhaul Manage The seamless flow of information with exceptional efficiency and security Move Information instantaneously to and from the point of greatest impact Capture Information in real-time, at the point of business activity RFID Motorola Services

Powerful Combined Go-to-Market Channel Independent Software Vendors Direct Sales Government Retail Transportation Utilities Healthcare Indirect Sales & Channel Management Technology Partners SI Partners Indirect Go-to-Market Partners Carrier Partners Manufacturing Supply Chain Field Service Distribution/ Logistics Mobile Office Field Sales

Customers - Key Vertical Applications Government Retail & Wholesale Transportation Utilities Manufacturing Other

Creating the Most Advanced Enterprise Solutions Highly complementary products, channels and customers Adjacencies with strong potential for sustained growth Outstanding patent portfolio Shared vision of digital, mobile world Accelerates Motorola's Seamless Mobility strategy

Sal Iannuzzi Symbol President and CEO

Discussion Outline Strategic context for Symbol acquisition A leading Enterprise Mobility Company products, channels, customers Transaction overview Q&A 1 2 3 4

Transaction Highlights $15 per share; all cash transaction 18% premium to Friday's closing price (Sept 15th) Customary regulatory approvals and approval by Symbol stockholders Accretive to 2007 Motorola EPS, excluding non-cash amortization and transaction related costs Cost synergies ramping to approx. $100M annually in 2008 Significant revenue opportunities Transaction expected to close in late 2006 or early 2007 Terms Closing Conditions Motorola Financial Impact Timing

The Enterprise Mobility Company

Discussion Outline Strategic context for Symbol acquisition A leading Enterprise Mobility Company products, channels, customers Transaction overview Q&A 1 2 3 4

Forward-Looking Statements
This slide presentation includes expressions of our future expectations, goals, prospects or other information than might be considered forward-looking statements. While these forward-looking statements represent our current judgment of future events, they are subject to risks and uncertainties that could cause actual results to differ materially from those stated in the forward-looking statements. Important factors that may affect our forward-looking statements include those described in the joint press release announcing the agreement between Motorola and Symbol, in Motorola’s SEC reports, including but not limited to its most recent Form 10-K for the year ended December 31, 2005 and subsequently filed reports with the SEC. These filings are available for free on the SEC’s website at www.sec.gov and on Motorola’s website at www.motorola.com. Motorola assumes no obligation to update or revise any forward-looking statement and such forward-looking statements speak only as of the date hereof.
Additional Information and Where to Find It
In connection with the proposed acquisition and required stockholder approval, Symbol will file with the SEC a preliminary proxy statement and a definitive proxy statement. The definitive proxy statement will be mailed to the stockholders of Symbol. Symbol’s stockholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the acquisition and Symbol. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, investors and security holders may also obtain free copies of the documents filed by Symbol with the SEC by going to Symbol’s Investor Relations page on its corporate web site at www.symbol.com.
Symbol and its officers and directors may be deemed to be participants in the solicitation of proxies from Symbol’s stockholders with respect to the proposed acquisition. Information about Symbol’s executive officers and directors and their ownership of Symbol common stock is set forth in the proxy statement for Symbol’s 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 28, 2006. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Symbol and its respective executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the acquisition, which will be filed with the SEC.
In addition, Motorola and its officers and directors may be deemed to have participated in the solicitation of proxies from Symbol’s stockholders in favor of the approval of the proposed acquisition. Information concerning Motorola’s directors and executive officers is set forth in Motorola’s proxy statement for its 2006 Annual Meeting of Stockholders, which was filed with the SEC on March 10, 2006. This document is available free of charge at the SEC’s web site at www.sec.gov or by going to Motorola’s Investor Relations page on its corporate web site at www.motorola.com.